UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2023 (October 15, 2023)

JAGUAR GLOBAL GROWTH CORPORATION I

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41284	98-1593783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 700 Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

(646) 663-4945

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	JGGCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JGGC	The Nasdaq Stock Market LLC
Rights entitling the holder thereof to receive one-twelfth (1/12) of one Class A ordinary share of JGGC	JGGCR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	JGGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this item 2.03.

Item 8.01	Other Events.

As previously disclosed, on August 11, 2023, at an Extraordinary General Meeting, the shareholders of Jaguar Global Growth Corporation I, a Cayman Islands exempted Company (the “Company”) approved, among other things, an amendment to the Company’s amended and restated Memorandum and Articles of Association to (i) extend the date (the “Termination Date”) by which the Company has to consummate a business combination from August 15, 2023 (the “Original Termination Date”) to September 15, 2023 (the “Extended Date”), and to allow the Company, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, by resolution of the Company’s board of directors (the “Board”), if requested by Jaguar Global Growth Partners I, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until December 15, 2023, or a total of up to four months after the Original Termination Date (each, an “Extension” and collectively, the “Extensions”), unless the closing of the Company’s business combination has occurred (the “Extension Amendment”). As previously disclosed the Sponsor agreed that if the Company’s shareholders approved the Extension Amendment, it or its designees would deposit into the trust account established in connection with Company’s initial public offering (the “Trust Account”) on or prior to the applicable Termination Date, the lesser of (i) $0.0225 per Class A ordinary share of the Company that remains outstanding and is not redeemed prior to the Extended Date or any such following one-month extension of the Termination Date or (ii) an aggregate of $112,500, for each month of the extension period up to and until December 15, 2023, pro-rated for partial months during the extension period, resulting in a maximum contribution of $450,000. In connection with the shareholder approval of the Extension Amendment, the Company issued to the Sponsor an unsecured convertible promissory note in the principal amount of up to $450,000, dated August 15, 2023 (the “Note”). The Note does not bear interest and matures upon closing of the Company’s initial business combination.

As previously disclosed, on September 14, 2023, the Board approved a one-month Extension from September 15, 2023 to October 15, 2023 in accordance with the procedures described above.

On October 15, 2023, the Board approved a one-month Extension from October 15, 2023 to November 15, 2023, upon receipt of a timely request from the Sponsor. On October 16, 2023, the Sponsor deposited the amount of $112,500 (the “Extension Funds”) into the Trust Account and the Company drew the Extension Funds from the Note.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by the terms and conditions thereof. A copy of the Note is incorporated herein by reference to Exhibit 10.1 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Promissory Note, dated August 15, 2023 and issued to Jaguar Global Growth Partners I, LLC (incorporated by reference to Exhibit 10.1 of the 8-K filed on August 16, 2023 by the registrant).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2023

JAGUAR GLOBAL GROWTH CORPORATION I

By:	/s/ Anthony R. Page
Name:	Anthony R. Page
Title:	Chief Financial Officer